SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 7, 2003

Natus Medical Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-33001	77-0154833
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Industrial Road, San Carlos, California 94070

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	(650) 802-0400

Not applicable

(Former name or former address, if changed since last report)

The Company previously furnished its press release “Natus Medical Reports 2003 Second Quarter Financial Results” on a Form 8-K. The purpose of this amendment is to correct a typographical error in an item number of Form 8-K indicated in the Form 8-K previously furnished. There are no other changes, including in the press release attached as an exhibit.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press release of Natus Medical Incorporated dated August 7, 2003 describing the Company’s results for its second quarter ended June 30, 2003.

ITEM 12.    Results of Operations and Financial Condition.

On August 7, 2003, Natus Medical Incorporated (the “Company”) is issuing a press release and holding a conference call regarding its financial results for the second quarter of fiscal 2003 ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUS MEDICAL INCORPORATED

Dated:	August 8, 2003	By:	/s/ TIM C. JOHNSON
Tim C. Johnson President, Chief Executive Officer and Chief Operating Officer

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Index to Exhibits

Exhibit No.	Description
99.1	Press release of Natus Medical Incorporated dated August 7, 2003 describing the Company’s results for its second quarter ended June 30, 2003.

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